                                                                    Exhibit 99.7
================================================================================
                                                       Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.                 ACCRUAL BASIS
----------------------------------------
----------------------------------------
CASE NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------
----------------------------------------
JUDGE: Barbara J. Houser
----------------------------------------

                        UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: DECEMBER 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ Drew Keith                                       Chief Financial Officer
------------------------------------------       -------------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                        TITLE

Drew Keith                                                    1/22/2002
------------------------------------------       -------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                               DATE

PREPARER:

/s/ Jessica L. Wilson                                   Chief Accounting Officer
------------------------------------------       -------------------------------
ORIGINAL SIGNATURE OF PREPARER                                 TITLE

Jessica L. Wilson                                            1/22/2002
------------------------------------------       -------------------------------
PRINTED NAME OF PREPARER                                       DATE

================================================================================

====================================================================================================================================
                                                                                              Monthly Operating Report

------------------------------------------------------------------
CASE  NAME: Longhorn Solutions, Inc.                                                              ACCRUAL BASIS-1
------------------------------------------------------------------
------------------------------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                                                                02/13/95, RWD, 2/96
------------------------------------------------------------------


-------------------------------------------------------------------
COMPARATIVE BALANCE SHEET
--------------------------------------------------------------------------------------------------------------------------------
                                                   SCHEDULE                  MONTH              MONTH                MONTH
                                                                   -------------------------------------------------------------
ASSETS                                              AMOUNT                October 2001       November 2001       December 2001
--------------------------------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                               $    3,646           $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                                      $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                                      $    3,646           $        0            $        0
--------------------------------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)                       $   76,002           $    3,601            $    3,601           $    3,601
--------------------------------------------------------------------------------------------------------------------------------
5.   INVENTORY                                                            $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                                     $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                                     $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)                             $  375,137           $  747,035            $  806,676           $  806,426
--------------------------------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS                            $  454,785           $  750,636            $  810,277           $  810,027
--------------------------------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT                     $  120,412           $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
11.  LESS: ACCUMULATED
     DEPRECIATION / DEPLETION                                             $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT &
     EQUIPMENT                                       $  120,412           $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                                    $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                      $2,892,844           $2,723,098            $2,723,098           $2,723,098
--------------------------------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)                                                  $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                                    $3,468,041           $3,473,734            $3,533,375           $3,533,125
--------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                                     $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                                             ($164)                ($164)               ($164)
--------------------------------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                                        $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                                    $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                         $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                                  $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                                               ($164)                ($164)               ($164)
--------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
--------------------------------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                                                         $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                                   $   73,455           $        0            $        0           $        0
--------------------------------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                                  $   68,502           $   62,673            $   62,673           $   62,673
--------------------------------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                                  $1,225,717            $1,225,717           $1,225,717
--------------------------------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES                   $  141,957           $1,288,390            $1,288,390           $1,288,390
--------------------------------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES                               $  141,957           $1,288,226            $1,288,226           $1,288,226
--------------------------------------------------------------------------------------------------------------------------------
EQUITY
--------------------------------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                                           $2,194,261            $2,194,261           $2,194,261
--------------------------------------------------------------------------------------------------------------------------------
31.  POSTPETITION CUMULATIVE
     PROFIT OR (LOSS)                                                        ($8,753)           $   50,888           $   50,638
--------------------------------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
--------------------------------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                                    $        0           $2,185,508            $2,245,149           $2,244,899
--------------------------------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                                  $  141,957           $3,473,734            $3,533,375           $3,533,125
====================================================================================================================================

--------------------------------------------------------------------------------
                                                        Monthly Operating Report

---------------------------------------------
CASE NAME: Longhorn Solutions, Inc.            ACCRUAL BASIS-2
---------------------------------------------

---------------------------------------------
CASE NUMBER: 400-42147-BJH-11                           02/13/95, RWD, 2/96
---------------------------------------------

-------------------------------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------------------
                                                         MONTH            MONTH             MONTH          QUARTER
                                     -------------------------------------------------------------------
REVENUES                                              October 2001     November 2001     December 2001      TOTAL
---------------------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                                       $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                            $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
3.   NET REVENUE                                          $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------------------
4.   MATERIAL                                             $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                                         $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                                      $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                             $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                                         $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
9.   OFFICER / INSIDER COMPENSATION                       $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                                  $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE                             $ 6,031         ($60,392)            $  0       ($54,361)
---------------------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                                         $ 1,972          $     0             $  0        $ 1,972
---------------------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)                                  $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES                             $ 8,003         ($60,392)            $  0       ($52,389)
---------------------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                                     ($8,003)         $60,392             $  0        $52,389
---------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)                     $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)                    $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                                     $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION                             $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                                         $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                                  $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES                          $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
---------------------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                                    $     0          $   750             $  0        $   750
---------------------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                                    $     0          $     0             $250        $   250
---------------------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                                  $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES                        $     0          $   750             $250        $ 1,000
---------------------------------------------------------------------------------------------------------------------
27.  INCOME TAX                                           $     0          $     0             $  0        $     0
---------------------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                                    ($8,003)         $59,642            ($250)       $51,389
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report
---------------------------------------
CASE NAME: Longhorn Solutions, Inc.            ACCRUAL BASIS-3
---------------------------------------

---------------------------------------
CASE NUMBER: 400-42147-BJH-11                          02/13/95, RWD, 2/96
---------------------------------------

--------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                      MONTH              MONTH              MONTH          QUARTER
                                                ---------------------------------------------------------
DISBURSEMENTS                                       October 2001       November 2001      December 2001      TOTAL
--------------------------------------------------------------------------------------------------------------------
1.    CASH - BEGINNING OF MONTH                              $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
--------------------------------------------------------------------------------------------------------------------
2.    CASH SALES                                             $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
--------------------------------------------------------------------------------------------------------------------
3.    PREPETITION                                            $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
4.    POSTPETITION                                           $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
5.    TOTAL OPERATING RECEIPTS                               $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
--------------------------------------------------------------------------------------------------------------------
6.    LOANS & ADVANCES (ATTACH LIST)                         $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
7.    SALE OF ASSETS                                         $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
8.    OTHER (ATTACH LIST)                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
9.    TOTAL NON-OPERATING RECEIPTS                           $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
10.   TOTAL RECEIPTS                                         $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
11.   TOTAL CASH AVAILABLE                                   $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
--------------------------------------------------------------------------------------------------------------------
12.   NET PAYROLL                                            $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
13.   PAYROLL TAXES PAID                                     $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
14.   SALES, USE & OTHER TAXES PAID                          $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
15.   SECURED / RENTAL / LEASES                              $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
16.   UTILITIES                                              $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
17.   INSURANCE                                              $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
18.   INVENTORY PURCHASES                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
19.   VEHICLE EXPENSES                                       $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
20.   TRAVEL                                                 $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
21.   ENTERTAINMENT                                          $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
22.   REPAIRS & MAINTENANCE                                  $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
23.   SUPPLIES                                               $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
24.   ADVERTISING                                            $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
25.   OTHER (ATTACH LIST)                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
26.   TOTAL OPERATING DISBURSEMENTS                          $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
--------------------------------------------------------------------------------------------------------------------
27.   PROFESSIONAL FEES                                      $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
28.   U.S. TRUSTEE FEES                                      $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
29.   OTHER (ATTACH LIST)                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
30.   TOTAL REORGANIZATION EXPENSES                          $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
31.   TOTAL DISBURSEMENTS                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
32.   NET CASH FLOW                                          $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------
33.   CASH - END OF MONTH                                    $0                  $0                 $0           $0
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       Monthly Operating Report

----------------------------------------------
CASE NAME: Longhorn Solutions, Inc.                ACCRUAL BASIS-4
----------------------------------------------

----------------------------------------------
CASE  NUMBER: 400-42147-BJH-11                         02/13/95, RWD, 2/96
----------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                SCHEDULE            MONTH               MONTH                 MONTH
                                                            -------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                        AMOUNT          October 2001       November 2001         December 2001
-------------------------------------------------------------------------------------------------------------------------
1.   0-30                                                               $    0              $    0                $    0
-------------------------------------------------------------------------------------------------------------------------
2.   31-60                                                              $    0              $    0                $    0
-------------------------------------------------------------------------------------------------------------------------
3.   61-90                                                              $    0              $    0                $    0
-------------------------------------------------------------------------------------------------------------------------
4.   91+                                                                $5,182              $5,182                $8,182
-------------------------------------------------------------------------------------------------------------------------
5.   TOTAL ACCOUNTS RECEIVABLE                           $0             $5,182              $5,182                $8,182
-------------------------------------------------------------------------------------------------------------------------
6.   AMOUNT CONSIDERED UNCOLLECTIBLE                                    $1,581              $1,581                $1,581
-------------------------------------------------------------------------------------------------------------------------
7.   ACCOUNTS RECEIVABLE (NET)                           $0             $3,601              $3,601                $6,601
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------

AGING OF POSTPETITION TAXES AND PAYABLES                                MONTH: December 2001
                                                                              -------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                    0-30           31-60             61-90                    91+
TAXES PAYABLE                       DAYS           DAYS              DAYS                    DAYS               TOTAL
-------------------------------------------------------------------------------------------------------------------------
1.   FEDERAL                            $  0             $0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
2.   STATE                             ($164)            $0                 $0                  $0                 ($164)
-------------------------------------------------------------------------------------------------------------------------
3.   LOCAL                              $  0             $0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
4.   OTHER (ATTACH LIST)                $  0             $0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
5.   TOTAL  TAXES  PAYABLE             ($164)            $0                 $0                  $0                 ($164)
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
6.   ACCOUNTS  PAYABLE                  $  0             $0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------

--------------------------------------------

STATUS OF POSTPETITION TAXES                                            MONTH: December 2001
                                                                              -------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                                BEGINNING           AMOUNT                                     ENDING
                                                   TAX           WITHHELD AND/             AMOUNT               TAX
FEDERAL                                         LIABILITY*         OR ACCRUED               PAID             LIABILITY
-------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                     $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                   $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                   $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                      $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
5.   INCOME                                            $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                               $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                               $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                       $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
9.   SALES                                            ($164)                $0                  $0                 ($164)
-------------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                            $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                      $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                     $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                                 $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                               $  0                 $0                  $0                  $  0
-------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                              ($164)                $0                  $0                 ($164)
-------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                      ($164)                $0                  $0                 ($164)
-------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                   Monthly Operating Report

----------------------------------------
CASE NAME: Longhorn Solutions, Inc.            ACCRUAL BASIS-5
----------------------------------------

----------------------------------------
CASE NUMBER: 400-42147-BJH-11                      02/13/95, RWD, 2/96
----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH:   December 2001
--------------------------------------------                  -------------------------------------------------------------------
BANK RECONCILIATIONS
                                                    Account #1                Account #2              Account #3
---------------------------------------------------------------------------------------------------------------------------------
A.       BANK:                                       Bank One                 Mid-Cities
---------------------------------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                            1586267807                 4235800                                  TOTAL
---------------------------------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                      Operating-Closed 11/00    Operating - Closed 5/00
---------------------------------------------------------------------------------------------------------------------------------
1.    BALANCE PER BANK STATEMENT                                 $0                          $0                                $0
---------------------------------------------------------------------------------------------------------------------------------
2.    ADD: TOTAL DEPOSITS NOT CREDITED                           $0                          $0                                $0
---------------------------------------------------------------------------------------------------------------------------------
3.    SUBTRACT: OUTSTANDING CHECKS                               $0                          $0                                $0
---------------------------------------------------------------------------------------------------------------------------------
4.    OTHER RECONCILING ITEMS                                    $0                          $0                                $0
---------------------------------------------------------------------------------------------------------------------------------
5.    MONTH END BALANCE PER BOOKS                                $0                          $0                   $0           $0
---------------------------------------------------------------------------------------------------------------------------------
6.    NUMBER OF LAST CHECK WRITTEN                account closed            account closed
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
INVESTMENT ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------------
                                                      DATE OF                   TYPE OF                PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                          PURCHASE                 INSTRUMENT                 PRICE           VALUE
---------------------------------------------------------------------------------------------------------------------------------
7.    N/A
---------------------------------------------------------------------------------------------------------------------------------
8.    N/A
---------------------------------------------------------------------------------------------------------------------------------
9.    N/A
---------------------------------------------------------------------------------------------------------------------------------
10.   N/A
---------------------------------------------------------------------------------------------------------------------------------
11.   TOTAL INVESTMENTS                                                                                           $0           $0
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------
CASH
---------------------------------------------------------------------------------------------------------------------------------
12.   CURRENCY ON HAND                                                                                                         $0
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
13.   TOTAL CASH  -  END OF MONTH                                                                                              $0
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                           Monthly Operating Report

   --------------------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.                           ACCRUAL BASIS-6
   --------------------------------------------------------

   --------------------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                                          02/13/95, RWD, 2/96
   --------------------------------------------------------

                                                                   MONTH:          December 2001
                                                                  ------------------------------------------

   --------------------------------------------------------
    PAYMENTS TO INSIDERS AND PROFESSIONALS
   --------------------------------------------------------

    OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS
    DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS.
    ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY,
    BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH
    ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------
                                   INSIDERS
   -------------------------------------------------------------------------
                                TYPE OF            AMOUNT       TOTAL PAID
             NAME               PAYMENT             PAID          TO DATE
   -------------------------------------------------------------------------

    1.   Mary Phillips        Salary                     $0         $68,750
   -------------------------------------------------------------------------

    2.
   -------------------------------------------------------------------------

    3.
   -------------------------------------------------------------------------

    4.
   -------------------------------------------------------------------------

    5.
   -------------------------------------------------------------------------

    6.   TOTAL PAYMENTS
         TO INSIDERS                                     $0         $68,750
   -------------------------------------------------------------------------


   ---------------------------------------------------------------------------------------------------------
                                              PROFESSIONALS
   ---------------------------------------------------------------------------------------------------------
                             DATE OF COURT                                                        TOTAL
                           ORDER AUTHORIZING       AMOUNT         AMOUNT        TOTAL PAID       INCURRED
             NAME               PAYMENT           APPROVED         PAID          TO DATE         & UNPAID*
   ---------------------------------------------------------------------------------------------------------
    1.   N/A
   ---------------------------------------------------------------------------------------------------------
    2.   N/A
   ---------------------------------------------------------------------------------------------------------
    3.   N/A
   ---------------------------------------------------------------------------------------------------------
    4.   N/A
   ---------------------------------------------------------------------------------------------------------
    5.   N/A
   ---------------------------------------------------------------------------------------------------------
    6.   TOTAL PAYMENTS
         TO PROFESSIONALS                                $0             $0               $0              $0
   ---------------------------------------------------------------------------------------------------------

    * INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

   -----------------------------------------------------------------------------------------
    POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS
   -----------------------------------------------------------------------------------------

   -----------------------------------------------------------------------------------------
                                                  SCHEDULED        AMOUNTS
                                                   MONTHLY          PAID           TOTAL
                                                  PAYMENTS         DURING          UNPAID
             NAME OF CREDITOR                        DUE            MONTH       POSTPETITION
   -----------------------------------------------------------------------------------------

    1.   N/A
   -----------------------------------------------------------------------------------------

    2.   N/A
   -----------------------------------------------------------------------------------------

    3.   N/A
   -----------------------------------------------------------------------------------------

    4.   N/A
   -----------------------------------------------------------------------------------------

    5.   N/A
   -----------------------------------------------------------------------------------------

    6.   TOTAL                                           $0             $0               $0
   -----------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                                                                        Monthly Operating Report

   --------------------------------------------------------------------------
    CASE NAME: Longhorn Solutions, Inc.                                        ACCRUAL BASIS-7
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
    CASE NUMBER: 400-42147-BJH-11                                                       02/13/95, RWD, 2/96
   --------------------------------------------------------------------------

                                                                                MONTH:  December 2001
                                                                                       -------------------------

   -------------------------------
    QUESTIONNAIRE

   -------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
   -------------------------------------------------------------------------------------------------------------
    1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL
          COURSE OF BUSINESS THIS REPORTING PERIOD?                                                    X
   -------------------------------------------------------------------------------------------------------------
    2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A
          DEBTOR IN POSSESSION ACCOUNT?                                                                X
   -------------------------------------------------------------------------------------------------------------
    3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS)
          DUE FROM RELATED PARTIES?                                                                    X
   -------------------------------------------------------------------------------------------------------------
    4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS
          REPORTING PERIOD?                                                                            X
   -------------------------------------------------------------------------------------------------------------
    5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM
          ANY PARTY?                                                                                   X
   -------------------------------------------------------------------------------------------------------------
    6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                 X
   -------------------------------------------------------------------------------------------------------------
    7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                 X
   -------------------------------------------------------------------------------------------------------------
    8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                             X
   -------------------------------------------------------------------------------------------------------------
    9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                   X
   -------------------------------------------------------------------------------------------------------------
    10.   ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                   X
   -------------------------------------------------------------------------------------------------------------
    11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING
          PERIOD?                                                                                      X
   -------------------------------------------------------------------------------------------------------------
    12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                              X
   -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A
    DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF
    NECESSARY.

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------


   -------------------------------
    INSURANCE
   -------------------------------------------------------------------------------------------------------------
                                                                                          YES          NO
   -------------------------------------------------------------------------------------------------------------
    1.    ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
          NECESSARY INSURANCE COVERAGES IN EFFECT?                                         X
   -------------------------------------------------------------------------------------------------------------
    2.    ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                           X
   -------------------------------------------------------------------------------------------------------------
    3.    PLEASE ITEMIZE POLICIES BELOW.
   -------------------------------------------------------------------------------------------------------------

    IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES
    HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
    EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------


   -------------------------------------------------------------------------------------------------------------
                                      INSTALLMENT PAYMENTS
   -------------------------------------------------------------------------------------------------------------
           TYPE OF                                                                         PAYMENT AMOUNT
           POLICY                     CARRIER                 PERIOD COVERED                & FREQUENCY
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------
         See Kitty Hawk, Inc. Case #400-42141
   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------

================================================================================================================


    --------------------------------------------------------------------------------
     CASE NAME: Longhorn Solutions, Inc.                                           FOOTNOTES SUPPLEMENT
    --------------------------------------------------------------------------------

    --------------------------------------------------------------------------------
     CASE NUMBER: 400-42147-BJH-11                                                     ACCRUAL BASIS
    --------------------------------------------------------------------------------

                                                                        MONTH:         December 2001
                                                                               ------------------------------


    ---------------------------------------------------------------------------------------------------------
         ACCRUAL BASIS        LINE
          FORM NUMBER        NUMBER                       FOOTNOTE / EXPLANATION
    ---------------------------------------------------------------------------------------------------------
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
           6                           All Professional fees related to the Reorganization of the
    ---------------------------------------------------------------------------------------------------------
                                        Company are disbursed out of Kitty Hawk, Inc. (Parent
    ---------------------------------------------------------------------------------------------------------
                                        Company). Refer to Case # 400-42141
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
           7                           All other insurance plans related to the Company are carried
    ---------------------------------------------------------------------------------------------------------
                                        at Kitty Hawk, Inc. (Parent Company). Refer to Case #
    ---------------------------------------------------------------------------------------------------------
                                        400-42141.
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------
           General                     Operations of this entity ceased October 12, 2000. Costs incurred
    ---------------------------------------------------------------------------------------------------------
                                        are final closing relating items.
    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

    ---------------------------------------------------------------------------------------------------------

================================================================================================================

CASE NAME: Longhorn Solutions, Inc.

CASE NUMBER: 400-42147-BJH-11

Details of Other Items


ACCRUAL BASIS-1                                     December 2001
8.  OTHER (ATTACH LIST)                            $         806,426  Reported
                                                 --------------------
      Intercompany Receivables                               766,761
      Deferred Taxes                                          36,717
      Security Deposit                                         2,948
                                                 --------------------
                                                             806,426  Detail
                                                 --------------------
                                                                   -  Difference

14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                     $       2,723,098  Reported
                                                 --------------------
      Software knowledge                                   3,397,988
      Accum Amortization                                    (674,890)
                                                 --------------------
                                                           2,723,098  Detail
                                                 --------------------
                                                                   -  Difference

27. OTHER (ATTACH LIST)                            $       1,225,717  Reported
                                                 --------------------
      Accrued income taxes                                   (71,204)
      Deferred income tax expense                          1,296,921
                                                 --------------------
                                                           1,225,717  Detail
                                                 --------------------
                                                                   -  Difference